UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2012

BNC BANCORP

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1226 Eastchester Drive

High Point, North Carolina 27265

(Address of principal executive offices)

(336) 476-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 31, 2012, BNC Bancorp (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with approximately 19 accredited investors and certain directors of the Company and their affiliates (the “Investors”). Pursuant to the Purchase Agreement, the Investors agreed to purchase an aggregate of 38,885 shares of the Company’s Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series C (the “Series C Preferred Stock”) at a price of $1,000 per share, and an aggregate of 8,200 shares of the Company’s Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series B-1 (the “Series B-1 Preferred Stock” and together with the Series C Preferred Stock the “Preferred Stock”) at a price of $1,000 per share. The purchase of the Series C Preferred Stock and the Series B-1 Preferred Stock was part of a private placement, in which Aquiline BNC Holdings LLC (“Aquiline”) also participated as described below, which is expected to total approximately $72,500,000 (the “Private Placement”). The Private Placement is expected to close on June 8, 2012, subject to satisfaction of customary closing conditions.

Each of the Series C Preferred Stock and the Series B-1 Preferred Stock is a new series of the Company’s preferred stock that is a non-voting security for purposes of the Bank Holding Company Act of 1956, as amended, and the Change in Bank Control Act. With respect to dividend rights and rights on liquidation, winding up and dissolution, the Series C Preferred Stock will rank (i) on parity with the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) and the Series B-1 Preferred Stock and with each other class of or series of equity securities of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Series C Preferred Stock and (ii) senior to the Company’s Mandatorily Convertible Non-Voting Preferred Stock, Series B (the “Series B Preferred Stock”), the Company’s common stock, no par value per share (the “Common Stock”) and the Company’s non-voting common stock, no par value per share (the “Non-Voting Common Stock”) and each other class or series of capital stock of the Company outstanding or established after the date on which the Series C Preferred Stock is issued. With respect to dividend rights and rights on liquidation, winding up and dissolution, the Series B-1 Preferred Stock will rank (i) on parity with the Series A Preferred Stock and the Series C Preferred Stock and (ii) senior to the Series B Preferred Stock, the Common Stock and the Non-Voting Common Stock.

The Preferred Stock has a liquidation preference of $1,000 per share. Following receipt of the shareholder approvals required pursuant to NASDAQ Marketplace Rule 5635, the Series C Preferred Stock will automatically convert into shares of Common Stock, and the Series B-1 Preferred Stock will automatically convert into shares of Non-Voting Common Stock, in each case, at a conversion price of $7.00035 subject to adjustment in accordance with the terms of the Company’s Articles of Incorporation, as amended. The Company intends to seek shareholder approval at a special shareholders meeting to be held as promptly as practicable, but in no event later than 75 days after the closing of the Private Placement.

Each share of the Preferred Stock will initially bear a dividend that mirrors any dividend payable on shares of Common Stock. In addition, each share of Preferred Stock will bear a dividend (i) at the rate of 12% per annum for the dividend period beginning on September 30, 2012 and ending on December 31, 2012 and (ii) at the rate of 15% per annum for the dividends accruing during all quarterly dividend periods beginning on or subsequent to December 31, 2012. If the mandatory conversion date is prior to any record date, the holder of shares of Preferred Stock will not have the right to receive any dividends on the Preferred Stock with respect to such record date.

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The foregoing summary of the Preferred Stock is not complete and is qualified in its entirety by reference to the full text of the Articles of Amendment of each of the Series B-1 Preferred Stock and Series C Preferred Stock, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

The Purchase Agreement contains representations and warranties and covenants of the Company and the Investors that are customary in private placement transactions. The provisions of the Purchase Agreement also include an agreement by the Company to indemnify the Investors against certain liabilities.

The Company intends to use the proceeds from the Private Placement for capital purposes of its wholly-owned subsidiary, Bank of North Carolina (the “Bank”), to pay down an existing line of credit and for general corporate purposes.

Pursuant to the terms of the Purchase Agreement, the Investors also entered into a Registration Rights Agreement with the Company. Under the Registration Rights Agreement, the Company has agreed to file with the Securities and Exchange Commission (the “SEC”), within 60 days following the closing of the Private Placement, a registration statement covering the resale of the Preferred Stock and the shares of Common Stock issuable upon conversion thereof.

The Company will be required to make certain payments as liquidated damages under the Registration Rights Agreement to holders of the Preferred Stock in certain circumstances if the registration statement is not (i) filed with the SEC within specific time periods, (ii) declared effective by the SEC within specified time periods or (iii) available (with certain limited exceptions) after having been declared effective.

The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Aquiline Securities Purchase Agreement

On May 31, 2012, the Company and Aquiline entered into the Securities Purchase Agreement and Amendment Number 1 to Investment Agreement (the “Aquiline Agreement”). Pursuant to the Aquiline Agreement, Aquiline agreed to purchase, as part of the Private Placement described above, 21,115 shares of the Series B-1 Preferred Stock at a price of $1,000 per share and 4,300 shares of the Series C Preferred Stock at a price of $1,000 per share. The Aquiline Agreement also amends the terms of the Investment Agreement, dated June 14, 2010, by and between the Company and Aquiline.

The Aquiline Agreement contains representations and warranties and covenants of the Company and Aquiline. The provisions of the Aquiline Agreement also include an agreement by the Company to indemnify Aquiline against certain liabilities.

The foregoing summary of the Aquiline Agreement is not complete and is qualified in its entirety by reference to the full text of the Aquiline Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Important Information

The investments discussed above involve the sale of securities in private transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be subject to the resale restrictions under that Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This document and the information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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Execution of Merger Agreement with First Trust

On June 4, 2012, the Company, the Bank and First Trust Bank (“First Trust”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, First Trust will, on the terms and subject to the conditions set forth in the Merger Agreement, merge with and into the Bank, so that the Bank is the surviving banking corporation in the merger (the “Merger”). The Bank will continue to be a wholly-owned subsidiary of the Company. The Company, the Bank and First Trust anticipate that the Merger will close in the fourth quarter of 2012, subject to customary closing conditions, including regulatory approval and approval of First Trust’s shareholders.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $2.50 per share, of First Trust issued and outstanding immediately before the Effective Time (the “First Trust Common Stock”), except for shares of First Trust Common Stock owned by First Trust or the Company (other than certain trust account shares), will be converted, at the election of the shareholder of such stock, into the right to receive either: (i) cash in the amount of $7.25 per share or (ii) 0.98 shares of the Common Stock. The Company will issue a maximum of 3,276,266 shares of Common Stock in connection with the Merger. Any holder of shares of First Trust Common Stock who perfects such holders’ dissenters’ rights of appraisal in accordance with and as contemplated by the North Carolina Business Corporation Act (the “NCBCA”) shall be entitled to receive the value of such shares in cash as determined pursuant to such provision of the NCBCA.

The Merger Agreement requires First Trust to call a meeting of its shareholders to be held after the date of the Merger Agreement for the purpose of obtaining the requisite shareholder approval required in connection with the Merger.  Pursuant to the Merger Agreement, prior the Effective Time, James T. Bolt, Jr., President and Chief Executive Officer of First Trust, shall have entered into an employment agreement with the Company and the Bank, Mr. Bolt and John J. Keane, Senior Vice President and Chief Credit Officer of First Trust, shall have each entered into noncompetition agreements that will begin upon their termination of employment with First Trust and Jean R. Galloway, Senior Vice President and Chief Financial Officer of First Trust, shall have entered into a consulting agreement that will begin upon her termination of employment with First Trust. All of the foregoing agreements will become effective only upon consummation of the Merger at the Effective Time.

In addition to Mr. Bolt, who shall be appointed to the Company’s board of directors upon the Effective Time, the Merger Agreement also requires the Company to offer one member of the First Trust board of directors (the “First Trust Board”) a seat as a non-management member on the Company’s board of directors until the Company’s next annual meeting of shareholders following the Effective Time, and the Company shall use all reasonable efforts to arrange for such member to sit for election to a regular term at the Company’s next annual meeting of shareholders. The Company is also required to offer, for a concurrent period of time (but not to exceed two years), one member of the First Trust Board a seat as a non-management  member on the board of directors of each subsidiary of the Company, the composition of which is the same as the Company’s then-current board of directors.

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The obligation of the Company to effect the Merger is subject to the satisfaction or waiver by the Company, at or before the Effective Time, of certain conditions, including, but not limited to, (i) each member of the First Trust Board having executed and delivered a support agreement to the Company; (ii) each member of the First Trust Board having executed and delivered a noncompete agreement to the Company; (iii) each member of the First Trust Board (and the boards of directors of First Trust’s subsidiaries) having submitted their resignations to be effective as of the Effective Time; and (iv) First Trust’s classified assets (as defined in the Merger Agreement), at the Effective Time, not exceeding 115% of the aggregate balance of classified assets set forth in the Merger Agreement.

The Merger Agreement includes detailed representations, warranties and covenants of the Company and First Trust and termination provisions customary for transactions of this type. From the date of the Merger Agreement to the Effective Time, First Trust has agreed to, among other things, conduct its business in the ordinary course in all material respects and use reasonable best efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees. First Trust has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire First Trust and it has agreed to certain restrictions on its ability to respond to such proposals, as more fully described in the Merger Agreement.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Additional Information

In connection with the proposed merger, the Company will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Proxy Statement of First Trust and a Prospectus of the Company, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Company, may be obtained after their filing at the SEC’s Internet site (http://www.sec.gov). In addition, free copies of documents filed by the Company with the SEC may be obtained on the Company’s website at www.bncbancorp.com. Copies of the reports First Trust files with the FDIC may be obtained by contacting the FDIC in writing at FDIC, Accounting and Securities Disclosure Section, 550 17th Street, N.W., Washington, DC 20429 or by e-mail at PublicBankReports@fdic.gov. You may also obtain copies of any documents filed with the FDIC by First Trust, without charge, by directing a request to the President, First Trust Bank, 1420 East Third Street, Charlotte, NC 28204-3230, or P.O. Box 35529, Charlotte, NC 28235-5529, telephone (704) 377-3936.

The Company and First Trust and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from First Trust’s shareholders in connection with this transaction. Information about the directors and executive officers of the Company and First Trust and information about other persons who may be deemed participants in this solicitation will be included in the Proxy Statement/Prospectus. Information the Company’s executive officers and directors can be found in the Company’s definitive proxy statement in connection with its 2012 Annual Meeting of Shareholders filed with the SEC on April 16, 2012. Information about First Trust’s executive officers and directors can be found in First Trust’s definitive proxy statement in connection with its 2012 Annual Meeting of Shareholders filed with the FDIC on April 5, 2012. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available.  You may obtain free copies of this document as described in the preceding paragraph.

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Item 3.02. Unregistered Sales of Equity Securities.

The information regarding the Private Placement set forth under Item 1.01 is incorporated by reference into this Item 3.02. The expected issuance of the Preferred Stock pursuant to the Private Placement is expected to be a private placement to “accredited investors” (as that term is defined under Rule 501 of Regulation D), and exempt from registration under the Securities Act, in reliance upon Section 4(2) of the Securities Act and Rule 506 of Regulation D, as a transaction by an issuer not involving a public offering.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.03.

On June 5, 2012, the Company filed Articles of Amendment with the Secretary of State of North Carolina designating the preferences, limitations and relative rights of the Series B-1 Preferred Stock. The Articles of Amendment were effective upon filing and all of the Series B-1 Preferred Stock is expected to be issued in connection with the expected closing of the Private Placement on June 8, 2012. In the event of any liquidation, dissolution or winding-up of the Company, the holders of the Series B-1 Preferred Stock will be entitled to receive liquidating distributions in an amount equal to the greater of (i) $1,000 per share, plus an amount equal to any accrued but unpaid dividends and (ii) 110% of the payment or distribution to which such holders would be entitled if the Series B-1 Preferred Stock were converted into Non-Voting Common Stock immediately before such liquidation, dissolution or winding-up, out of assets legally available for distribution to the Company’s shareholders, before any distribution of assets is made to the holders of the Common Stock, Non-Voting Common Stock or any other junior securities.

The Series B-1 Articles of Amendment are attached hereto as Exhibit 3.1 and incorporated herein by reference. A copy of the form of certificate for the Series B-1 Preferred Stock is attached hereto as Exhibit 4.1 and incorporated herein by reference.

On June 5, 2012, the Company filed Articles of Amendment with the Secretary of State of North Carolina designating the preferences, limitations and relative rights of the Series C Preferred Stock. The Articles of Amendment were effective upon filing and all of the Series C Preferred Stock is expected to be issued in connection with the expected closing of the Private Placement on June 8, 2012. In the event of any liquidation, dissolution or winding-up of the Company, the holders of the Series C Preferred Stock will be entitled to receive liquidating distributions in an amount equal to the greater of (i) $1,000 per share, plus an amount equal to any accrued but unpaid dividends and (ii) 110% of the payment or distribution to which such holders would be entitled if the Series C Preferred Stock were converted into Common Stock immediately before such liquidation, dissolution or winding-up, out of assets legally available for distribution to the Company’s shareholders, before any distribution of assets is made to the holders of the Common Stock, Non-Voting Common Stock or any other junior securities.

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The Series C Articles of Amendment are attached hereto as Exhibit 3.2 and incorporated herein by reference. A copy of the form of certificate for the Series C Preferred Stock is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 and Item 3.03 is incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On June 4, 2012, the Company issued a press release announcing the execution of the Purchase Agreement and the Aquiline Agreement for the Private Placement. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On June 4, 2012, the Company issued a press release announcing the execution of the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On June 5, 2012, the Company issued a slide presentation to certain investors in connection with the Merger. A copy of that slide presentation is attached hereto as Exhibit 99.3. The slide presentation shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Forward-looking Statements

The Current Report on Form 8-K (this “Report”) contains forward-looking statements relating to the financial condition and business of BNC Bancorp and its subsidiary, Bank of North Carolina. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of BNC Bancorp, and the information available to management at the time that this Report was prepared. Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following that may diminish the expected benefits of the Merger or completion of the Private Placement: (i) ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by First Trust shareholders, on the expected terms and schedule; (ii) general economic or business conditions in the Charlotte MSA; (iii) greater than expected costs or difficulties related to the integration of First Trust; (iv) unexpected deposit attrition, customer loss or revenue loss following the Merger; (v) the failure to retain or hire key personnel; and (vi) ability to meet closing conditions under each of the Purchase Agreement and the Aquiline Agreement. Additional factors affecting BNC Bancorp and Bank of North Carolina are discussed in BNC Bancorp’s filings with the Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. You may review BNC Bancorp’s SEC filings at www.sec.gov. BNC Bancorp does not undertake a duty to update any forward-looking statements made in this Report.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of June 4, 2012, by and among First Trust Bank, BNC Bancorp and Bank of North Carolina

3.1	Articles of Amendment To Designate the Terms of the Mandatorily Convertible Non-Voting Preferred Stock, Series B-1

3.2	Articles of Amendment To Designate the Terms of the Mandatorily Convertible Non-Voting Preferred Stock, Series C

4.1	Form of Certificate for the Mandatorily Convertible Non-Voting Preferred Stock, Series B-1

4.2	Form of Certificate for the Mandatorily Convertible Non-Voting Preferred Stock, Series C

10.1	Form of Securities Purchase Agreement, dated as of May 31, 2012, by and between BNC Bancorp and the Purchasers thereto

10.2	Securities Purchase Agreement and Amendment Number 1 to Investment Agreement, dated as of May 31, 2012, by and between BNC Bancorp and Aquiline BNC Holdings LLC

99.1	Press Release announcing the execution of the Purchase Agreement and the Aquiline Agreement, dated June 4, 2012

99.2	Press Release announcing the execution of the Merger Agreement, dated June 4, 2012

99.3	Slide Presentation, dated June 5, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2012

BNC BANCORP

By:	/s/ David B. Spencer
David B. Spencer
Executive Vice President & Chief Financial Officer (Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of June 4, 2012, by and among First Trust Bank, BNC Bancorp and Bank of North Carolina

3.1	Articles of Amendment To Designate the Terms of the Mandatorily Convertible Non-Voting Preferred Stock, Series B-1

3.2	Articles of Amendment To Designate the Terms of the Mandatorily Convertible Non-Voting Preferred Stock, Series C

4.1	Form of Certificate for the Mandatorily Convertible Non-Voting Preferred Stock, Series B-1

4.2	Form of Certificate for the Mandatorily Convertible Non-Voting Preferred Stock, Series C

10.1	Form of Securities Purchase Agreement, dated as of May 31, 2012, by and between BNC Bancorp and the Purchasers thereto

10.2	Securities Purchase Agreement and Amendment Number 1 to Investment Agreement, dated as of May 31, 2012, by and between BNC Bancorp and Aquiline BNC Holdings LLC

99.1	Press Release announcing the execution of the Purchase Agreement and the Aquiline Agreement, dated June 4, 2012

99.2	Press Release announcing the execution of the Merger Agreement, dated June 4, 2012

99.3	Slide Presentation, dated June 5, 2012

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